Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events
On January 30, 2024, following a comprehensive review of strategic alternatives, the Company entered into the Merger Agreement with Tectonic pursuant to which a wholly-owned subsidiary of the Company will merge with and into Tectonic, with Tectonic surviving as a wholly-owned subsidiary of the Company. The Merger was unanimously approved by the Company’s Board, and the Company’s Board resolved to recommend approval of the Merger Agreement to the Company’s stockholders.
The closing of the Merger is subject to approval by the Company’s and Tectonic’s stockholders as well as other customary closing conditions, including the effectiveness of a registration statement on Form
S-4
filed with the SEC in connection with the transaction and Nasdaq’s approval of the listing of the shares of the Company’s common stock to be issued in connection with the Merger. If the Company is unable to satisfy certain closing conditions or if other mutual closing conditions are not satisfied, Tectonic will not be obligated to complete the Merger. The Merger Agreement contains certain termination rights of each of the Company and Tectonic. Under certain circumstances detailed in the Merger Agreement, the Company could be required to pay Tectonic a termination fee of approximately $2,713 or Tectonic could be required to pay the Company a termination fee of approximately $4,900. In addition, in certain circumstances upon the termination of the Merger Agreement, the Company could be required to pay the costs and expenses of Tectonic in an amount not to exceed $650. If the Merger is completed, the business of Tectonic will continue as the business of the combined company.